SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1
TO
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2002

Wells Real Estate Investment Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

0-25739	58-2328421
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Suite 250, Atlanta, Georgia 30092
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Investment Trust, Inc. (the “Registrant”) hereby amends its Current Report on Form 8-K dated December 20, 2002 to provide the required financial statements of the Registrant relating to the acquisition by the Registrant of the Nestle Building on December 20, 2002, as described in such Current Report.

Item 7.    Financial Statements and Exhibits.

(a)    Financial Statements.    The following financial statements of the Registrant are submitted at the end of this Amendment to Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Nestle Building	Page

Report of Independent Auditors	F-1

Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2001 (audited) and for the nine months ended September 30, 2002 (unaudited)	F-2

Notes to Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2001 (audited) and for the nine months ended September 30, 2002 (unaudited)	F-3

Wells Real Estate Investment Trust, Inc. and Subsidiary

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-5

Pro Forma Balance Sheet as of September 30, 2002 (unaudited)	F-6

Pro Forma Statement of Income for the year ended December 31, 2001 (unaudited)	F-8

Pro Forma Statement of Income for the nine months ended September 30, 2002 (unaudited)	F-9

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST, INC. (Registrant)

By:	/s/ LEO F. WELLS, III
Leo F. Wells, III President

Date:    January 30, 2003

2

Report of Independent Auditors

Shareholders and Board of Directors
Wells Real Estate Investment Trust, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the Nestle Building for the year ended December 31, 2001. This statement is the responsibility of the Nestle Building’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Nestle Building’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Nestle Building for the year ended December 31, 2001 in conformity with accounting principles generally accepted in the United States.

/s/    Ernst & Young LLP

Atlanta, Georgia
January 21, 2003

Nestle Building

Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2001 and the nine months ended September 30, 2002

	2002	2001
	(Unaudited)
Revenues:
Base rent	$10,995,810	$14,660,259
Parking	617,318	848,917
Tenant reimbursements	698,210	853,872

Total revenues	12,311,338	16,363,048
Operating expenses	3,914,726	4,968,193

Revenues over certain operating expenses	$8,396,612	$11,394,855

See accompanying notes.

Nestle Building

Notes to Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2001 and the nine months ended September 30, 2002

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Description of Real Estate Property Acquired

On December 20, 2002, Wells REIT-Glendale, CA, LLC (“the Company”) acquired the Nestle Building from Douglas Emmett Joint Venture (“Douglas Emmett”). The Company, a Georgia limited liability company, was created on December 20, 2002. Wells Operating Partnership, L.P. (“Wells OP”) is the sole member of the Company. Wells OP is a Delaware limited partnership formed to acquire, own, lease, operate, and manage real properties on behalf of Wells Real Estate Investment Trust, Inc., a Maryland corporation. As the sole general partner of Wells OP, Wells Real Estate Investment Trust, Inc. possesses full legal control and authority over the operations of Wells OP.

The twenty-story building contains 505,115 square feet of net rentable area and is 100% leased to several tenants, including Nestle USA, Inc. (“Nestle”). Nestle occupies a total of 502,994 square feet, or 99.6%, under a lease (“Nestle Lease”) that commenced in August 1990 and expires in August 2010. The remaining square footage is leased to several retail tenants under lease agreements that expire over the next seven years. Douglas Emmett’s interests in the Nestle Lease and other retail lease agreements were assigned to the Company upon acquisition of the Nestle Building. Under the Nestle Lease, the tenant is required to pay, as additional rent, its pro rata share of operating expenses over the base year operating allowance established in the first lease year. Operating expenses shall consist of all direct costs of operation and maintenance of the building including, but not limited to, real estate taxes, water and sewer charges, utilities, janitorial services, security and labor. Additionally, the Nestle Lease entitles Nestle to a specified number of parking spaces, and Nestle is required to pay monthly rental payments for the spaces which the Company records as parking revenues. The Company will be responsible for maintaining and repairing the Nestle Building’s roof, foundation, common areas, electrical and mechanical systems.

Rental Revenues

Rental income is recognized on a straight-line basis over the terms of the leases.

2.    BASIS OF ACCOUNTING

The accompanying statements of revenues over certain operating expenses are presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, these statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as depreciation and interest. Therefore, these statements are not comparable to the statement of operations of the Nestle Building after its acquisition by the Company.

Nestle Building
Notes to Statements of Revenues Over Certain Operating Expenses
(Continued)

3.    FUTURE MINIMUM RENTAL COMMITMENTS

Future minimum rental commitments for the years ended December 31 are as follows:

2002	$14,939,680
2003	14,950,502
2004	14,963,154
2005	15,508,547
2006	16,591,633
Thereafter	60,926,465

$137,879,981

4.    INTERIM UNAUDITED FINANCIAL INFORMATION

The statement of revenues over certain operating expenses for the nine months ended September 30, 2002 is unaudited, however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Investment Trust, Inc., a Maryland Corporation (the “Wells REIT”), included in its annual report on Form 10-K for the year ended December 31, 2001 and quarterly report on Form 10-Q/A for the period ended September 30, 2002. In addition, this pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties included in various Form 8-Ks previously filed.

The following unaudited pro forma balance sheet as of September 30, 2002 has been prepared to give effect to the fourth quarter 2002 acquisitions of the NASA Buildings by Wells REIT-Independence Square, LLC, of which Wells REIT is the sole member, the Caterpillar Nashville Building, the Capital One Richmond Buildings by Wells Operating Partnership, L.P. (“Wells OP”), the John Wiley Indianapolis Building by Wells XIII-REIT Joint Venture, a joint venture partnership between Wells Real Estate Fund XIII, L.P. and Wells OP (collectively, the “Other Recent Acquisitions”) and the Nestle Building by the Wells REIT-Glendale, CA, LLC, of which Wells OP is the sole member, and the first quarter 2003 acquisition of the East Point Buildings (collectively, the “Recent Acquisitions”) by Wells OP as if the acquisitions occurred on September 30, 2002.

Wells OP is a Delaware limited partnership that was organized to own and operate properties on behalf of Wells REIT. As the sole general partner of Wells OP, Wells REIT possesses full legal control and authority over the operations of Wells OP. Accordingly, the accounts of Wells OP are consolidated with the accompanying pro forma financial statements of Wells REIT.

The following unaudited pro forma statement of income for the nine months ended September 30, 2002 has been prepared to give effect to the first, second and third quarter 2002 acquisitions of the Vertex Sarasota Building (formerly, the Arthur Andersen Building), the Transocean Houston Building, the Novartis Atlanta Building, the Dana Corporation Buildings, the Travelers Express Denver Buildings, the Agilent Atlanta Building, the BellSouth Ft. Lauderdale Building, the Experian/TRW Buildings, the Agilent Boston Building, the TRW Denver Building, the MFS Phoenix Building, the ISS Atlanta Buildings, the PacifiCare San Antonio Building, the BMG Greenville Buildings, the Kraft Atlanta Building, the Nokia Dallas Buildings, the Harcourt Austin Building, the IRS Long Island Buildings, the KeyBank Parsippany Building, the Allstate Indianapolis Building, the Federal Express Colorado Springs Building, the EDS Des Moines Building, the Intuit Dallas Building, the Daimler Chrysler Dallas Building (collectively, the “2002 Acquisitions”) and the Recent Acquisitions as if the acquisitions occurred on January 1, 2001. The Kerr McGee Property and the AmeriCredit Phoenix Property had no operations during the nine months ended September 30, 2002.

The following unaudited pro forma statement of income for the year ended December 31, 2001 has been prepared to give effect to the 2001 acquisitions of the Comdata Building, the AmeriCredit Building, the State Street Bank Building, the IKON Buildings, the Ingram Micro Building, the Lucent Building, the ADIC Buildings, the Convergys Building, the Windy Point Buildings (collectively, the “2001 Acquisitions”), the 2002 Acquisitions and the Recent Acquisitions as if the acquisitions occurred on January 1, 2001. The Nissan Property, the Travelers Express Denver Buildings, the Kerr McGee Property, the AmeriCredit Phoenix Property and the EDS Des Moines Building had no operations during 2001.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the 2001 Acquisitions, 2002 Acquisitions and the Recent Acquisitions been consummated as of January 1, 2001. In addition, the Pro Forma balance sheet includes allocations of the purchase price for certain acquisitions based upon preliminary estimates of the fair value of the assets and liabilities acquired. Therefore, these allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2002

(Unaudited)

ASSETS

	Wells Real Estate Investment Trust, Inc. (j)	Pro Forma Adjustments				Pro Forma Subtotal	Pro Forma Adjustments		Pro Forma Total
		Recent Acquisitions					Recent Acquisitions
							East Point
		Other		Nestle
REAL ESTATE ASSETS, at cost:
Land	$164,190,412	$87,755,000	(c)	$23,200,000	(c)	$278,033,153	$2,163,000	(c)	$280,284,706
		1,888,098	(d)	404,941	(e)		88,553	(e)
		594,702	(e)
Buildings, less accumulated depreciation of $47,999,655	1,171,793,037	351,806,121	(c)	134,446,731	(c)	1,668,808,027	19,916,138	(c)	1,689,539,532
		8,415,460	(e)	2,346,678	(e)		815,367	(e)
Construction in progress	28,500,195	0		0		28,500,195	0		28,500,195

Total real estate assets	1,364,483,644	450,459,381		160,398,350		1,975,341,375	22,983,058		1,998,324,433

CASH AND CASH EQUIVALENTS	143,911,852	(275,407,446	)(c)	(67,646,731	)(c)	88,124,028	(22,079,138	)(c)	144,624,892
							81,430,054	(h)
		297,685,340	(a)				(2,850,052	)(i)
		(10,418,987	)(b)
INVESTMENT IN JOINT VENTURES	75,388,348	9,294,465	(f)	0		84,682,813	0		84,682,813
INVESTMENT IN BONDS	54,500,000	0		0		54,500,000	0		54,500,000
ACCOUNTS RECEIVABLE	12,018,601	0		0		12,018,601	0		12,018,601
DEFERRED LEASE ACQUISITION COSTS, NET	1,712,541	0		0		1,712,541	0		1,712,541
DEFERRED PROJECT COSTS	5,963,370	(1,895,611	)(d)	(2,751,619	)(e)	2,366,928	(903,920	)(e)	4,313,060
		(9,002,649	)(e)				2,850,052	(i)
		(365,550	)(g)
		10,418,987	(b)
DEFERRED OFFERING COSTS	3,537,361	0		0		3,537,361	0		3,537,361
DUE FROM AFFILIATES	2,185,436	0		0		2,185,436	0		2,185,436
NOTE RECEIVABLE	4,965,838	0		0		4,965,838	0		4,965,838
PREPAID EXPENSES AND OTHER ASSETS, NET	2,597,110	37,764	(c)	0		2,634,874	0		2,634,874

Total assets	$1,671,264,101	$470,805,694		$90,000,000		$2,232,069,795	$81,430,054		$2,313,499,849

LIABILITIES AND SHAREHOLDERS’ EQUITY

	Wells Real Estate Investment Trust, Inc. (j)	Pro Forma Adjustments				Pro Forma Subtotal	Pro Forma Adjustments
		Recent Acquisitions					Recent Acquisitions
									Pro Forma Total
		Other		Nestle			East Point
LIABILITIES:
Accounts payable and accrued expenses	$17,538,820	$881,644	(c)	$0		$18,420,464	$0		$18,420,464
Notes payable	35,829,293	172,238,710	(c)	90,000,000	(c)	298,068,003	0		298,068,003
Obligations under capital lease	54,500,000	0		0		54,500,000	0		54,500,000
Dividends payable	10,209,306	0		0		10,209,306	0		10,209,306
Due to affiliates	4,379,745	0		0		4,379,745	0		4,379,745
Deferred rental income	7,893,930	0		0		7,893,930	0		7,893,930

Total liabilities	130,351,094	173,120,354		90,000,000		393,471,448	0		393,471,448

COMMITMENTS AND CONTINGENCIES
MINORITY INTEREST OF UNIT HOLDER IN OPERATING PARTNERSHIP	200,000	0		0		200,000	0		200,000

SHAREHOLDERS’ EQUITY:
Common shares, $.01 par value; 750,000,000 shares authorized, 182,608,517 shares issued and 180,891,792 outstanding at September 30, 2002	1,826,086	297,685	(a)	0		2,123,771	81,430	(h)	2,205,201
Additional paid-in capital	1,621,376,451	297,387,655	(a)	0		1,918,764,106	81,348,624	(h)	2,000,112,730
Cumulative distributions in excess of earnings	(64,907,241)	0		0		(64,907,241)	0		(64,907,241)
Treasury stock, at cost, 1,716,725 shares	(17,167,254)	0		0		(17,167,254)	0		(17,167,254)
Other comprehensive loss	(415,035)	0		0		(415,035)	0		(415,035)

Total shareholders’ equity	1,540,713,007	297,685,340		0		1,838,398,347	81,430,054		1,919,828,401

Total liabilities and shareholders’ equity	$1,671,264,101	$470,805,694		$90,000,000		$2,232,069,795	$81,430,054		$2,313,499,849

(a)	Reflects capital raised through issuance of additional shares subsequent to September 30, 2002 through the Nestle acquisition date.
(b)	Reflects deferred project costs capitalized as a result of additional capital raised described in note (a) above.
(c)	Reflects Wells Real Estate Investment Trust, Inc.’s purchase price for the land, building and liabilities assumed.
(d)	Reflects deferred project costs applied to the land and building at approximately 4.07% of the cash paid for purchase.
(e)	Reflects deferred project costs applied to the land and building at approximately 4.094% of the cash paid for purchase.
(f)	Reflects Wells Real Estate Investment Trust, Inc.’s contribution to the Wells XIII-REIT Joint Venture, which decreased its interest in the joint venture from 68.29% to 61.28%.
(g)	Reflects deferred project costs contributed to the Wells Fund XIII-REIT Joint Venture at approximately 4.094% of purchase price.
(h)	Reflects capital raised through issuance of additional shares subsequent to the Nestle acquisition date through the East Point acquisition date.
(i)	Reflects deferred project costs capitalized as a result of additional capital raised described in note (h) above.
(j)	Historical financial information derived from quarterly report on Form 10-Q.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2001
(Unaudited)

	Wells Real Estate Investment Trust, Inc. (h)	Pro Forma Adjustments								Pro Forma Subtotal	Pro Forma Adjustments		Pro Forma Total
						Recent Acquisitions					Recent Acquisitions
		2001 Acquisitions		2002 Acquisitions		Other		Nestle			East Point
REVENUES:
Rental income	$44,204,279	$11,349,076	(a)	$54,615,521	(a)	$45,317,526	(a)	$16,657,346	(a)	$172,143,748	$1,059,426	(a)	$173,203,174
Equity in income of joint ventures	3,720,959	1,111,850	(b)	0		638,552	(b)	0		5,471,361	0		5,471,361
Interest income	1,246,064	0		0		0		0		1,246,064	0		1,246,064
Take out fee	137,500	0		0		0		0		137,500	0		137,500

	49,308,802	12,460,926		54,615,521		45,956,078		16,657,346		178,998,673	1,059,426		180,058,099

EXPENSES:
Depreciation	15,344,801	5,772,761	(c)	22,487,278	(c)	14,408,864	(c)	5,471,736	(c)	63,485,440	829,260	(c)	64,314,700
Interest	3,411,210	0		0		9,452,460	(f)	4,399,200	(g)	17,262,870	0		17,262,870
Operating costs, net of reimbursements	4,128,883	2,854,275	(d)	3,668,343	(d)	9,628,878	(d)	4,114,321	(d)	24,394,700	926,011	(d)	25,320,711
Management and leasing fees	2,507,188	510,708	(e)	2,250,455	(e)	482,139	(e)	711,379	(e)	6,461,869	47,674	(e)	6,509,543
General and administrative	973,785	0		0		0		0		973,785	0		973,785
Amortization of deferred financing costs	770,192	0		0		0		0		770,192	0		770,192
Legal and accounting	448,776	0		0		0		0		448,776	0		448,776

	27,584,835	9,137,744		28,406,076		33,972,341		14,696,636		113,797,632	1,802,945		115,600,577

NET INCOME	$21,723,967	$3,323,182		$26,209,445		$11,983,737		$1,960,710		$65,201,041	$(743,519)		$64,457,522

EARNINGS PER SHARE, basic and diluted	$0.43												$0.21

WEIGHTED AVERAGE SHARES, basic and diluted	50,520,853												303,171,546

(a)	Rental income is recognized on a straight-line basis.
(b)
Reflects Wells Real Estate Investment Trust, Inc.’s equity in income of Wells XII-REIT Joint Venture related to the acquisition of the Comdata Building and equity in income of Wells XIII-REIT Joint Venture related to the acquisition of the AmeriCredit Building, the ADIC Buildings and the John Wiley Indianapolis Building.

(c)	Depreciation expense on the buildings is recognized using the straight-line method and a 25-year life.
(d)	Consists of operating expenses, net of reimbursements.
(e)	Management and leasing fees are calculated at 4.5% of rental income.
(f)	Represents interest expense on lines of credit used to acquire assets, which bear interest at approximately 5.488% for the year ended December 31, 2001.
(g)	Represents interest expense on mortgage assumed as part of the Nestle Building acquisition, which bears interest at approximately 4.888% for the year ended December 31, 2001.
(h)	Historical financial information derived from annual report on Form 10-K.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
(Unaudited)

	Wells Real Estate Investment Trust, Inc. (i)	Pro Forma Adjustments						Pro Forma Subtotal	Pro Forma Adjustments		Pro Forma Total
		2002 Acquisitions		Recent Acquisitions					Recent Acquisitions
				Other		Nestle			East Point
REVENUES:
Rental income	$66,120,992	$42,103,180	(a)	$33,939,001	(a)	$12,473,951	(a)	$154,637,124	$1,112,123	(a)	$155,749,247
Operating cost reimbursements	12,853,717	5,976,734	(h)	3,062,835	(h)	698,210	(h)	22,591,496	47,499	(h)	22,638,995
Equity in income of joint ventures	3,738,046	0		487,970	(f)	0		4,226,016	0		4,226,016
Interest income	5,075,165	0		0		0		5,075,165	0		5,075,165
Take out fee	134,666	0		0		0		134,666	0		134,666

	87,922,586	48,079,914		37,489,806		13,172,161		186,664,467	1,159,622		187,824,089

EXPENSES:
Depreciation	23,185,201	15,039,449	(b)	10,806,647	(b)	4,103,802	(b)	53,135,099	621,945	(b)	53,757,044
Operating costs	17,108,599	10,179,532		10,532,575	(c)	3,914,726	(c)	41,735,432	742,490	(c)	42,477,922
Interest	2,006,458	0		5,310,551	(e)	2,369,925	(g)	9,686,934	0		9,686,934
Management and leasing fees	3,348,210	1,697,775	(d)	361,605	(d)	533,548	(d)	5,941,138	50,046	(d)	5,991,184
General and administrative	1,866,042	0		0		0		1,866,042	0		1,866,042
Amortization of deferred financing costs	586,715	0		0		0		586,715	0		586,715

	48,101,225	26,916,756		27,011,378		10,922,001		112,951,360	1,414,481		114,365,841

NET INCOME	$39,821,361	$21,163,158		$10,478,428		$2,250,160		$73,713,107	$(254,859)		$73,458,248

EARNINGS PER SHARE, basic and diluted	$0.31										$0.24

WEIGHTED AVERAGE SHARES, basic and diluted	128,541,432										303,171,546

(a)	Rental income is recognized on a straight-line basis.

(b)	Depreciation expense on the buildings is recognized using the straight-line method and a 25-year life.

(c)	Consists of operating expenses.

(d)	Management and leasing fees are calculated at 4.5% of rental income.

(e)	Represents interest expense on lines of credits used to acquire assets, which bear interest at approximately 4.111% for the nine months ended September 30, 2002.

(f)
Reflects Wells Real Estate Investment Trust, Inc.’s equity in income of the Wells Fund XIII-REIT Joint Venture related to the John Wiley Indianapolis Building. The pro forma adjustment results from rental revenues less operating expenses, management fees and depreciation.

(g)	Represents interest expense on mortgage assumed as part of the Nestle Building acquisition, which bears interest at approximately 3.511% for the nine months ended September 30, 2002.

(h)	Consists of operating cost reimbursements.

(i)	Historical financial information derived from quarterly report on Form 10-Q/A.

The accompanying notes are an integral part of this statement.